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                            PAINEWEBBER MUTUAL FUNDS

                             PROSPECTUS SUPPLEMENT

                                                           June 23, 1997

Dear Investor,

     This is a supplement to the Prospectuses of the PaineWebber Mutual Funds listed on the reverse side ("Funds"). The purpose of this supplement is to notify prospective investors of changes to the sales charge waivers for the Funds' Class A shares including the discontinuation of the waiver for advisory clients of Mitchell Hutchins. The disclosure with respect to sales charge waivers contained in the prospectus under the caption "Fexible Pricing'sm' -- Class A Shares -- Sales Charge Reductions & Waivers" will be superseded by the following:

The sales charge will not apply when the Investor:

         is an employee, director, trustee or officer of PaineWebber, its affiliates or any PaineWebber mutual Fund;

         is the spouse, parent or child of any of the above;

         buys these shares through a PaineWebber Investment executive who was formerly employed as a broker with a competing brokerage firm that was registered as a broker-dealer with the SEC; and

              was the investment executive's client at the competing brokerage firm;

              within 90 days of buying Class A shares in this Fund, the investor sells shares of one or more mutual funds that (a) were principally underwritten by the competing brokerage firm or its affiliates and (b) the investor either paid a sales charge to buy those shares, paid a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

              the amount that the investor purchases does not exceed the total amount of money the investor received from the sale of the other mutual fund;

         is a certificate holder of unit investment trusts sponsored by PaineWebber and has elected to have dividends and other distributions from that investment automatically invested in Class A shares;

         is an employer establishing an employee benefit plan qualified under section 401, including a salary reduction plan qualified under section 401(k), or section 403(b) of the internal Revenue Code ("Code") (each a "qualified pension plan"). (This waiver is subject to minimum requirements, with respect to the number of employees and amount of plan assets, established by Mitchell Hutchins. Currently, the plan must have 50 or more eligible employees and at least $1 million in plan assets.) For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested;



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         is a participant in the PaineWebber Members Only Programs'tm'. For
         investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested;

         is a variable annuity offered only to qualified pension plans. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to the variable annuity's sponsor, adviser or distributor in a total amount not to exceed 1% of the amount invested;

         acquires Class A shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of Class A shares at net asset value to that program. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is also waived; or

         acquires Class A shares in connection with a reorganization pursuant to which a Fund acquires substantially all of the assets and liabilities of another investment company in exchange solely for shares of the Fund.


For more information on how to get any reduced sales charge, investors should contact their Investment executive at PaineWebber or one of its correspondent firms or call 1-800-647-1568. Investors must provide satisfactory information to PaineWebber or the Fund if they seek any of these waivers.

THE PROSPECTUSES OF THE FOLLOWING PAINEWEBBER MUTUAL FUNDS ARE HEREBY
SUPPLEMENTED:

NAME OF FUND                                       DATE OF PROSPECTUS
-------------                                      ------------------
PaineWebber Balanced Fund                          January 1, 1997
PaineWebber Capital Appreciation Fund              August 1, 1996, as revised February 21, 1997
PaineWebber Emerging Markets Equity Fund           March 1, 1997
PaineWebber Financial Services Growth Fund Inc.    August 1, 1996, as revised February 21, 1997
PaineWebber Global Equity Fund                     March 1, 1997
PaineWebber Global Income Fund                     March 1, 1997
PaineWebber Growth Fund                            December 1, 1996
PaineWebber Growth and Income Fund                 December 1, 1996
PaineWebber Small Cap Fund                         December 1, 1996
PaineWebber Tactical Allocation Fund               January 1, 1997
PaineWebber Utility Income Fund                    August 1, 1996, as revised February 21, 1997


THIS PROSPECTUS SUPPLEMENT DOES NOT REPLACE ANY PRIOR SUPPLEMENTS TO THE PROSPECTUSES LISTED ABOVE.

         If you have any questions regarding the PaineWebber Mutual Funds listed above, please call your Investment Executive at PaineWebber or one of its correspondent firms.



                                STATEMENT OF DIFFERENCES

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             The service mark symbol shall be expressed as ........... 'sm'